               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




              __________________________________________________



                                   EXHIBITS

                                  FILED WITH

                          Annual Report on Form 10-K

                  For the Fiscal Year Ended December 31, 1993


              __________________________________________________





                              USLIFE Corporation

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     3 (i) - Restated Certificate of Incorporation, as amended, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993.

     3 (ii) - By-laws, as amended, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1992.

     4 (i)     -  See Exhibit 3(i).

       (ii) - Indenture dated as of October 1, 1982 (9.15% Notes due June 15, 1999, 6.75% Notes due January 15, 1998, and 6.375% Notes due
               June 15, 2000) incorporated herein by reference to USLIFE's Registration Statement No. 2-79559 on Form S-3.

               Agreements or instruments with respect to long-term debt which are not filed as exhibits hereto do not in total exceed 10% of USLIFE's consolidated total assets and USLIFE agrees to furnish a copy thereof to the Commission upon request.

       (iii) - Amended and Restated Rights Agreement, dated as of June 24, 1986 and amended and restated as of January 24, 1989, between USLIFE Corporation and Manufacturers Hanover Trust Company (predecessor to Chemical Bank), as Rights Agent, relating to Common Stock Purchase Rights issued by USLIFE on July 10, 1986, incorporated herein by reference to USLIFE's Current Report on Form 8-K dated January 24, 1989.

 10  *  (i)    -  1981 Stock Option Plan, incorporated herein by reference to
               USLIFE's Annual Report on Form 10-K for the year ended December
               31, 1981.

     *  (ii)   -  Employment contract dated as of April 1, 1989 between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

     * (iii) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

     *  (iv)   -  Second Amendment dated as of May 1, 1990 to employment
               contract dated as of April 1, 1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     *  (v)    -  Third Amendment dated as of May 1, 1991 to employment
               contract dated as of April 1, 1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     *  (vi)   -  Fourth Amendment dated as of May 1, 1992 to employment
               contract dated as of April 1, 1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     * (vii) - Fifth Amendment dated as of February 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1992.

     * (viii) - Sixth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     *  (ix)   -  Employment contract dated as of April 1, 1989 between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

     *  (x)    -  First Amendment dated as of May 1, 1989 to employment
               contract dated as of April 1, 1989, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended
               June 30, 1989.

     *  (xi)   -  Second Amendment dated as of May 1, 1990 to employment
               contract dated as of April 1, 1989, as amended, between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xii) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     * (xiii) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xiv) - Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     *  (xv)   - Employment contract dated as of April 1, 1989 between USLIFE
               Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

     * (xvi) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

     * (xvii) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xviii)- Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte.

     * (xix) - Fourth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     *  (xx)   -  Employment contract dated as of April 1, 1989 between USLIFE
               Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

     * (xxi) - First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

     * (xxii) - Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xxiii)- Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     * (xxiv) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xxv) - Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     * (xxvi) - Employment contract dated as of April 1, 1989 between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

     * (xxvii)- First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

     * (xxviii)- Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xxix) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     * (xxx) - Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xxxi) - Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     * (xxxii)- Employment contract dated as of April 1, 1989 between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989.

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     * (xxxiii)- First Amendment dated as of May 1, 1989 to employment contract dated as of April 1, 1989 between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

     * (xxxiv)- Second Amendment dated as of May 1, 1990 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xxxv) - Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     * (xxxvi)- Fourth Amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xxxvii)- Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     *(xxxviii)-  Employment contract dated as of April 16, 1990 between USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990.

     * (xxxix)- First Amendment dated as of May 1, 1991 to employment contract dated as of April 16, 1990 between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991.

     *  (xl)   -  Second Amendment dated as of May 1, 1992 to employment
               contract dated as of April 16, 1990, as amended, between USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xli) - Third Amendment dated as of October 1, 1992 to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992.

     * (xlii) - Third Amendment dated as of May 1, 1993 to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     * (xliii)- Employment contract dated as of April 1, 1991 between USLIFE Corporation and Robert J. Casper, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1992.

     * (xliv) - First amendment dated as of May 1, 1992 to employment contract dated as of April 1, 1991 between USLIFE Corporation and Robert J. Casper, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     * (xlv) - Second Amendment dated as of October 1, 1992 to employment contract dated as of April 1, 1991, as amended, between USLIFE Corporation and Robert J. Casper, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992.

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     * (xlvi) - Second Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1991, as amended, between USLIFE Corporation and Robert J. Casper, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     * (xlvii)- 1978 Stock Option Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1980.

     * (xlviii)- Deferred Compensation Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1980.

     *  (il)   -  Book Unit Plan, incorporated herein by reference to USLIFE's
               Annual Report on Form 10-K for the year ended December 31, 1980.

        (l) - Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1986.

        (li) - Amendment to Lease dated August 31, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

        (lii) - Second Amendment to Lease dated November 16, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

        (liii) - Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

        (liv) - February 9, 1989 Amendment to Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

     *  (lv)   -  Retirement Plan for Outside Directors effective February 28,
               1989, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988.

     * (lvi) - USLIFE Corporation Restricted Stock Plan effective January 1, 1989, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989.

                              USLIFE Corporation
                               Index to Exhibits

     Exhibit
      Number                        Exhibit
     _______                        _______

     * (lvii) - Trust Agreement made as of September 25, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank) and KPMG Peat Marwick (as independent contractor) establishing a trust to fund certain employment contracts, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

     * (lviii)- Trust Agreement made as of September 25, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank) and KPMG Peat Marwick (as independent contractor) establishing a trust to fund the USLIFE Corporation Supplemental Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

     * (lix) - Trust Agreement made as of September 25, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank) and KPMG Peat Marwick (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan for Outside Directors, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

     *  (lx)   -  1991 Stock Option Plan, incorporated herein by reference to
               USLIFE's Annual Report on Form 10-K for the year ended December
               31, 1991.


     12        -  Computations of ratios of earnings to fixed charges.

     21        -  List of Subsidiaries.

     23 - Consent of Independent Certified Public Accountants (included in USLIFE's Annual Report on Form 10-K for the year ended December 31, 1993).

     99 (i) - Annual Report on Form 11-K of USLIFE Corporation Employee Savings and Investment Plan for the plan year ended December 31, 1993 (to be filed within 120 days of fiscal year end of Plan).

     99 (ii) - Trust Agreement made as of December 6, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank), and KPMG Peat Marwick (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990.

     * Indicates a management contract or compensatory plan or arrangement.